UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-00042

Deutsche Portfolio Trust

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert

60 Wall Street

New York, NY 10005

(Name and Address of Agent for Service)

Date of fiscal year end:	1/31

Date of reporting period:	1/31/2016

ITEM 1.	REPORT TO STOCKHOLDERS

January 31, 2016

Annual Report
to Shareholders

Deutsche Core Plus Income Fund

Contents

3 Letter to Shareholders

5 Portfolio Management Review

12 Performance Summary

15 Investment Portfolio

37 Statement of Assets and Liabilities

39 Statement of Operations

41 Statement of Changes in Net Assets

42 Financial Highlights

47 Notes to Financial Statements

66 Report of Independent Registered Public Accounting Firm

67 Information About Your Fund's Expenses

68 Tax Information

69 Advisory Agreement Board Considerations and Fee Evaluation

74 Board Members and Officers

79 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investments in lower-quality ("junk bonds") and non-rated securities present greater risk of loss than investments in higher-quality securities. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Emerging markets tend to be more volatile than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. The fund may lend securities to approved institutions. See the prospectus for details.

Deutsche Asset Management represents the asset management activities conducted by Deutsche Bank AG or any of its subsidiaries.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE  NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to Shareholders

Dear Shareholder:

The global economy appears to be on track for continued, albeit modest, growth over the next year, with the U.S. leading Europe and Japan. Here at home, employment growth continues, although the pace has slowed in recent months. Housing data is positive and household finances are benefitting from lower levels of debt and debt service, gains in real income and lower energy prices.

Growth overseas, particularly in emerging economies, is a lingering concern. The stronger dollar and sluggish growth abroad have had a negative impact on U.S. exporters and manufacturers, and lower global energy prices have taken a toll on the domestic energy sector. Nevertheless, our economists see sufficient reason to expect the U.S. economy overall to maintain its moderate expansionary path.

For months, the most persistent question has been when the Federal Reserve Board (the Fed) would begin to tighten its monetary policy. That question was answered on December 16, when the Fed bumped short-term rates up by 0.25%. Based on financial data and guidance from the Fed itself, analysts agree that the tightening process is likely to be "low and slow."

As always, we encourage you to visit deutschefunds.com for timely information and insights about economic developments and your Deutsche fund investment. With frequent updates from our CIO Office and economists, we want to ensure that you are equipped to make informed decisions.

Thank you for your continued investment. We appreciate the opportunity to serve your investment needs.

Best regards,

Brian Binder President, Deutsche Funds

Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

Portfolio Management Review (Unaudited)

Overview of Market and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 12 through 13 for more complete performance information.

For the annual period ended January 31, 2016, Deutsche Core Plus Income Fund returned –1.17%. The Barclays U.S. Aggregate Bond Index returned –0.16%. The average return for the fund's Morningstar peer group, the Intermediate-Term Bond Funds category, was –1.22%.

Investment Strategy

The fund seeks to maximize total return consistent with preservation of capital and prudent investment management by investing for both current income and capital appreciation. The fund invests mainly in U.S. dollar- denominated fixed-income securities, including corporate bonds, U.S. government and agency bonds, and mortgage- and asset-backed securities. The fund may also invest significantly in foreign investment-grade fixed-income securities and non-investment-grade (high-yield or junk bonds) securities of U.S. and foreign issuers, including issuers in countries with new or emerging securities markets. To maintain liquidity, the fund may also invest in cash or money market instruments.

Over the 12 months ended January 31, 2016, fixed-income markets faced an environment of heightened macroeconomic and geopolitical uncertainty. As the period began, U.S. Treasury rates were fairly stable as the U.S. Federal Reserve Board (the Fed) signaled a lack of urgency to initiate a hiking cycle in view of low inflation and subpar employment. While the U.S. economy appeared to be on a modest upward trajectory, the outlook was less favorable in other major regions, with the impact of China’s slowing growth increasingly on investor radar screens.

Global deflation fears were allayed to a degree as the European Central Bank joined the Bank of Japan in implementing purchases of sovereign assets. However, low oil prices continued to put a number of emerging-markets economies under duress. On the geopolitical front, Middle East stability remained in the balance and an intensification of the Greek debt crisis strained Eurozone institutions. Against this backdrop, investor risk tolerance levels receded and performance lagged within credit-oriented areas of fixed income.

As the period progressed, the U.S. recovery increasingly appeared to have become self-sustaining. Speculation intensified with respect to the timing of the Fed’s first rate hike, and U.S. Treasury rates began to move higher as investors repositioned themselves for the inevitable tightening of policy. However, rates would eventually ease on an investor flight to safety as China concerns dominated economic headlines in the third quarter of 2015.

The fourth quarter of 2015 saw U.S. employment numbers exceed expectations, and markets increasingly focused on the Fed’s December 16 meeting as a likely time for it to announce a first hike in the benchmark fed funds rate. The Fed’s ensuing 25-basis-point increase was largely taken as a positive sign with respect to the path of the U.S. economy, and investors anticipated an incremental but fairly steady pace with respect to future increases. However, the period of relatively sanguine sentiment proved short-lived. A resumption of the slide in oil prices as 2016 opened was taken as an indication that the global demand outlook had further deteriorated, and most risk-based assets sold off notably in January.

For the full 12-month period, U.S. investment-grade corporate bonds lagged less credit-sensitive areas of the market, while below-investment-grade corporates experienced notably negative returns. Materials- and energy-related issues lagged badly for the period. Aggregate returns for emerging-markets bonds finished in marginally positive territory.

"We expect continued volatility in credit-oriented areas of the fixed-income market, as investors react to the outlook for global growth and the likely impact on demand."

U.S. Treasury yields finished the 12 months ended January 31, 2016 higher. For the full period, the two-year yield went from 0.47% to 0.72%, the five-year from 1.18% to 1.27%, the 10-year from 1.68% to 1.88% and the 30-year from 2.25% to 2.70%.

Positive and Negative Contributors to Performance

The fund's performance relative to the benchmark over the 12-month period was driven principally by positioning with respect to credit-sensitive segments of the fixed-income market. In this vein, an off-benchmark allocation to below-investment-grade, high-yield corporate bonds acted as a constraint on returns as investors' risk tolerance deteriorated over the period. The negative impact of this allocation was offset to a degree by positive security selection within the high-yield segment. An out-of-benchmark position in emerging-market-bonds also hurt performance, due to negative security selection. In particular, exposure to Brazil's state-owned oil company Petrobras International Finance Co. SA detracted as a government corruption scandal and the ongoing decline in energy prices undermined sentiment with respect to the company's debt. The fund's position in Petrobras was eliminated during the period. While an underweight position in U.S. investment-grade credit added to relative return, the positive impact was largely offset by the fund's commodity-related holdings within this allocation.

Positioning over the year with respect to securitized sectors, including residential mortgage-backed securities (MBS) and commercial mortgage-backed securities (CMBS) added to performance relative to the benchmark. These segments benefited as lower energy costs and an improved employment picture led investors to view U.S. consumer fundamentals favorably, even as they became wary with respect to more credit-sensitive areas of the market.

Entering the period, we expected the Fed to be measured in withdrawing policy support given low inflation and subpar employment conditions. As a result, for much of the period we kept overall portfolio duration slightly above that of the benchmark. This stance added to relative performance, as interest rates were relatively stable for most of the period.

Throughout the period, the fund used derivatives — including forward currency contracts — to hedge currency risk in certain portfolio positions, offsetting the potential impact of the downturn in foreign currencies relative to the U.S. dollar, as well as credit default swaps to hedge credit risk in the portfolio. It also used interest-rate contracts to hedge against potential adverse interest-rate movements on portfolio assets. In addition, the fund used derivatives, including forward currency and interest-rate contracts, for non-hedging purposes, to seek to enhance potential gains. Derivatives used for non-hedging purposes contributed to the fund's returns during the period.

Outlook and Positioning

As the reporting period ended January 31, 2016 came to a close, the fund was positioned relatively defensively with respect to credit risk. In particular, the allocations to high-yield corporate and emerging-markets bonds were significantly lower vs. 12 months earlier. The fund's largest allocation at period end was a position of approximately 40% in securitized assets, including MBS and CMBS, followed by 20% in U.S. Treasury and Agency securities, and 15% in U.S. investment-grade corporates. Emerging-markets and high-yield corporate debt constituted 6% and 4% of assets, respectively. The MBS total includes contracts to purchase "to-be-announced" securities that have yet to be issued, a practice that enables the fund to maintain exposure to current-coupon MBS on an ongoing basis without having to sell other securities in the portfolio.

We expect continued volatility in credit-oriented areas of the fixed-income market, as investors react to the outlook for global growth and the likely impact on demand. The fund will look to take advantage of relative valuation opportunities that may arise as the market overshoots in one direction or the other in response to news around China's economy and commodity prices. Within investment-grade corporates, we are positioned somewhat defensively, but will be monitoring conditions carefully in order to assess potential re-entry points with respect to beaten-down energy- and materials-oriented issuers.

Despite the relative strength of the U.S. economy, we expect the Fed to pursue its policy normalization in a highly incremental fashion given the weakened global growth backdrop. The Fund is currently positioned with a neutral stance with respect to overall duration and corresponding interest-rate sensitivity.

Portfolio Management Team

William Chepolis, CFA, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2011.

— Joined Deutsche Asset Management in 1998 after 13 years of experience as vice president and portfolio manager for Norwest Bank where he managed the bank’s fixed income and foreign exchange portfolios.

— Co-Head of Fixed Income for North America: New York.

— BIS, University of Minnesota.

John D. Ryan, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2012.

— Joined Deutsche Asset Management in 2010 from Northern Trust where he served as a senior portfolio manager. Previously, he served as portfolio manager and head of credit trading for Deutsche Asset Management from 1998–2003.

— Investment industry experience began in 1993.

— BA in Economics, University of Chicago; MBA, University of Chicago.

Gary Russell, CFA, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2012.

— Joined Deutsche Asset Management in 1996. Served as the Head of the High Yield group in Europe and as an Emerging Markets Portfolio Manager.

— Prior to that, he spent four years at Citicorp as a research analyst and structurer of collateralized mortgage obligations. Prior to Citicorp, he served as an officer in the US Army from 1988 to 1991.

— Head of US High Yield Bonds: New York.

— BS, United States Military Academy (West Point); MBA, New York University, Stern School of Business.

Effective February 1, 2016, the portfolio management team is as follows:

Gary Russell, CFA, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2012.

— Joined Deutsche Asset Management in 1996. Served as the Head of the High Yield group in Europe and as an Emerging Markets Portfolio Manager.

— Prior to that, he spent four years at Citicorp as a research analyst and structurer of collateralized mortgage obligations. Prior to Citicorp, he served as an officer in the US Army from 1988 to 1991.

— Head of US High Yield Bonds: New York.

— BS, United States Military Academy (West Point); MBA, New York University, Stern School of Business.

John D. Ryan, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2012.

— Joined Deutsche Asset Management in 2010 from Northern Trust where he served as a senior portfolio manager. Previously, he served as portfolio manager and head of credit trading for Deutsche Asset Management from 1998–2003.

— Investment industry experience began in 1993.

— BA in Economics, University of Chicago; MBA, University of Chicago.

Thomas M. Farina, CFA, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2016.

— Joined Deutsche Asset Management in 2006 with 12 years of industry experience. Prior to joining, he held roles at Merrill Lynch Investment Management, Greenwich NatWest and at DnB Asset Management. He began his career as a Ratings Analyst at Standard & Poor’s.

— Senior Portfolio Manager and Head of the Corporate Sector Fixed Income Team: New York.

— BA and MA in Economics, State University of New York at Albany.

Gregory M. Staples, CFA, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2016.

— Joined Deutsche Asset Management in 2005 with 23 years of industry experience. Prior to joining, he served as a Senior Managing Director at MONY.

— Co-Head of Fixed Income for North America: New York.

— BA in Economics, Columbia College; MBA, New York University, Stern School of Business.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The Barclays U.S. Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with an average maturity of one year or more.

Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.

The Morningstar Intermediate-Term Bond Funds category represents funds that focus on corporate, government, foreign or other issues with an average duration of greater than or equal to 3.5 years but less than or equal to six years, or an average effective maturity of more than four years but less than 10 years. Source: Morningstar, Inc.

The federal funds rate is the interest rate, set by the U.S. Federal Reserve Board, at which banks lend money to each other, usually on an overnight basis.

The yield curve is a graphical representation of how yields on bonds of different maturities compare. Normally, yield curves slant up, as bonds with longer maturities typically offer higher yields than short-term bonds.

Spread refers to the excess yield various bond sectors offer over financial instruments with similar maturities. When spreads widen, yield differences are increasing between bonds in the two sectors being compared. When spreads narrow, the opposite is true.

Mortgage-backed securities (MBS) are bonds that are secured by mortgage debt.

Commercial mortgage-backed securities (CMBS) are secured by loans on commercial properties.

Duration, which is expressed in years, measures the sensitivity of the price of a bond or bond fund to a change in interest rates.

Credit quality measures a bond issuer's ability to repay interest and principal in a timely manner. Rating agencies assign letter designations, such as AAA, AA and so forth. The lower the rating, the higher the probability of default. Credit quality does not remove market risk and is subject to change.

Performance Summary January 31, 2016 (Unaudited)

Class A	1-Year	5-Year	10-Year
Average Annual Total Returns as of 1/31/16
Unadjusted for Sales Charge	–1.17%	2.97%	1.94%
Adjusted for the Maximum Sales Charge (max 4.50% load)	–5.61%	2.02%	1.47%
Barclays U.S. Aggregate Bond Index†	–0.16%	3.51%	4.66%
Class B	1-Year	5-Year	10-Year
Average Annual Total Returns as of 1/31/16
Unadjusted for Sales Charge	–1.81%	2.21%	1.17%
Adjusted for the Maximum Sales Charge (max 4.00% CDSC)	–4.69%	2.03%	1.17%
Barclays U.S. Aggregate Bond Index†	–0.16%	3.51%	4.66%
Class C	1-Year	5-Year	10-Year
Average Annual Total Returns as of 1/31/16
Unadjusted for Sales Charge	–1.90%	2.19%	1.16%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	–1.90%	2.19%	1.16%
Barclays U.S. Aggregate Bond Index†	–0.16%	3.51%	4.66%
Class S	1-Year	5-Year	10-Year
Average Annual Total Returns as of 1/31/16
No Sales Charge	–0.92%	3.22%	2.18%
Barclays U.S. Aggregate Bond Index†	–0.16%	3.51%	4.66%
Institutional Class	1-Year	5-Year	10-Year
Average Annual Total Returns as of 1/31/16
No Sales Charge	–0.93%	3.22%	2.21%
Barclays U.S. Aggregate Bond Index†	–0.16%	3.51%	4.66%

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2015 are 1.08%, 2.14%, 1.88%, 0.84% and 0.74% for Class A, Class B, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
■ Deutsche Core Plus Income Fund — Class A ■ Barclays U.S. Aggregate Bond Index†

Yearly periods ended January 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

† The Barclays U.S. Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with an average maturity of one year or more.

	Class A	Class B	Class C	Class S	Institutional Class
Net Asset Value
1/31/16	$ 10.51	$ 10.53	$ 10.51	$ 10.51	$ 10.46
1/31/15	$ 10.93	$ 10.95	$ 10.94	$ 10.93	$ 10.89
Distribution Information as of 1/31/16
Income Dividends, Twelve Months	$ .30	$ .22	$ .22	$ .33	$ .33
January Income Dividend	$ .0194	$ .0128	$ .0128	$ .0217	$ .0216
SEC 30-day Yield††	2.54%	1.99%	1.92%	2.91%	2.92%
Current Annualized Distribution Rate††	2.22%	1.46%	1.46%	2.48%	2.48%

†† The SEC yield is net investment income per share earned over the month ended January 31, 2016, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 2.20%, 1.51%, 2.64% and 2.78% for Class A, C, S and Institutional Class shares, respectively, had certain expenses not been reduced. The current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on January 31, 2016. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rate would have been 1.88%, 1.05%, 2.21% and 2.34% for Class A, C, S and Institutional Class shares, respectively, had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.

Investment Portfolio as of January 31, 2016

		Principal Amount ($)(a)	Value ($)

Corporate Bonds 27.6%
Consumer Discretionary 3.2%
1011778 B.C. Unlimited Liability Co., 144A, 4.625%, 1/15/2022		40,000	40,200
21st Century Fox America, Inc.:
3.7%, 10/15/2025		150,000	149,334
4.95%, 10/15/2045		110,000	106,036
AmeriGas Finance LLC, 6.75%, 5/20/2020		70,000	69,300
Ashtead Capital, Inc., 144A, 6.5%, 7/15/2022		55,000	56,100
Ashton Woods U.S.A. LLC, 144A, 6.875%, 2/15/2021		55,000	46,750
Boyd Gaming Corp., 6.875%, 5/15/2023		45,000	45,675
CCO Safari II LLC:
144A, 3.579%, 7/23/2020		270,000	271,523
144A, 4.908%, 7/23/2025		180,000	180,178
Churchill Downs, Inc., 144A, 5.375%, 12/15/2021		43,922	44,142
Cogeco Communications, Inc., 144A, 4.875%, 5/1/2020		5,000	5,019
CVS Health Corp., 5.125%, 7/20/2045		320,000	343,833
D.R. Horton, Inc., 4.0%, 2/15/2020		35,000	35,437
Dana Holding Corp., 5.5%, 12/15/2024		65,000	58,378
DIRECTV Holdings LLC, 3.8%, 3/15/2022		160,000	161,652
Discovery Communications LLC, 4.875%, 4/1/2043		170,000	135,246
Fiat Chrysler Automobiles NV, 4.5%, 4/15/2020		100,000	97,687
General Motors Financial Co., Inc., 3.2%, 7/13/2020		590,000	578,624
Global Partners LP, 7.0%, 6/15/2023		70,000	50,400
Group 1 Automotive, Inc.:
5.0%, 6/1/2022 (b)		475,000	451,844
144A, 5.25%, 12/15/2023		175,000	164,500
Hot Topic, Inc., 144A, 9.25%, 6/15/2021		25,000	22,375
Hyundai Capital America, 144A, 3.0%, 10/30/2020		500,000	503,994
Live Nation Entertainment, Inc., 144A, 7.0%, 9/1/2020		65,000	68,250
MDC Partners, Inc., 144A, 6.75%, 4/1/2020		25,000	24,781
Mediacom Broadband LLC, 6.375%, 4/1/2023		25,000	24,250
MGM Resorts International:
6.625%, 12/15/2021		355,000	364,762
6.75%, 10/1/2020		30,000	31,200
Nielsen Finance LLC, 144A, 5.0%, 4/15/2022		50,000	50,437
Numericable-SFR, 144A, 4.875%, 5/15/2019		400,000	397,000
Pinnacle Entertainment, Inc., 6.375%, 8/1/2021		30,000	31,800
Quebecor Media, Inc., 5.75%, 1/15/2023		35,000	35,219
Sabre GLBL, Inc., 144A, 5.375%, 4/15/2023		5,000	5,025
Seminole Hard Rock Entertainment, Inc., 144A, 5.875%, 5/15/2021 (b)		25,000	25,063
Sirius XM Radio, Inc., 144A, 5.875%, 10/1/2020		440,000	458,700
Spectrum Brands, Inc., 144A, 5.75%, 7/15/2025 (b)		35,000	35,875
Springs Industries, Inc., 6.25%, 6/1/2021		55,000	54,175
Starz LLC, 5.0%, 9/15/2019		30,000	30,600
Suburban Propane Partners LP, 5.75%, 3/1/2025		50,000	41,500
The Gap, Inc., 5.95%, 4/12/2021		960,000	998,196
Time Warner Cable, Inc., 7.3%, 7/1/2038		270,000	286,884
Unitymedia Hessen GmbH & Co., KG, 144A, 5.5%, 1/15/2023		370,000	386,865
Viking Cruises Ltd.:
144A, 6.25%, 5/15/2025		70,000	58,450
144A, 8.5%, 10/15/2022		35,000	32,463
Walgreens Boots Alliance, Inc., 4.8%, 11/18/2044		280,000	247,921
			7,307,643
Consumer Staples 1.1%
Altria Group, Inc., 9.95%, 11/10/2038		550,000	888,417
Anheuser-Busch InBev Finance, Inc., 4.9%, 2/1/2046		430,000	445,297
Aramark Services, Inc., 144A, 5.125%, 1/15/2024 (b)		50,000	51,625
Chiquita Brands International, Inc., 7.875%, 2/1/2021		16,000	16,960
Cott Beverages, Inc.:
5.375%, 7/1/2022		75,000	72,750
6.75%, 1/1/2020		65,000	66,950
Minerva Luxembourg SA, 144A, 12.25%, 2/10/2022		500,000	505,625
Pilgrim's Pride Corp., 144A, 5.75%, 3/15/2025 (b)		65,000	62,563
Pinnacle Foods Finance LLC, 144A, 5.875%, 1/15/2024		15,000	15,525
Reynolds American, Inc., 5.85%, 8/15/2045		180,000	199,640
Smithfield Foods, Inc., 6.625%, 8/15/2022		3,000	3,154
The WhiteWave Foods Co., 5.375%, 10/1/2022		60,000	63,750
Tonon Luxembourg SA, 144A, 7.25%, 1/24/2020 (PIK)* (b)		310,874	31,087
			2,423,343
Energy 1.4%
Carrizo Oil & Gas, Inc., 6.25%, 4/15/2023		75,000	52,406
Delek & Avner Tamar Bond Ltd., 144A, 5.082%, 12/30/2023		500,000	495,810
Diamond Offshore Drilling, Inc., 5.7%, 10/15/2039		170,000	107,675
Ensco PLC:
4.7%, 3/15/2021		260,000	172,869
5.75%, 10/1/2044		90,000	51,300
Hilcorp Energy I LP, 144A, 5.0%, 12/1/2024		60,000	46,350
Kinder Morgan Energy Partners LP, 6.375%, 3/1/2041		70,000	56,244
MEG Energy Corp., 144A, 7.0%, 3/31/2024		60,000	31,350
Memorial Resource Development Corp., 5.875%, 7/1/2022		60,000	45,000
Murphy Oil U.S.A., Inc., 6.0%, 8/15/2023		55,000	57,310
Newfield Exploration Co., 5.375%, 1/1/2026		50,000	40,250
Noble Holding International Ltd., 4.0%, 3/16/2018		80,000	63,812
Northern Oil & Gas, Inc., 8.0%, 6/1/2020		10,000	5,600
Oasis Petroleum, Inc.:
6.875%, 3/15/2022		55,000	31,900
6.875%, 1/15/2023		30,000	17,100
Offshore Drilling Holding SA, 144A, 8.375%, 9/20/2020		300,000	189,000
Range Resources Corp., 144A, 4.875%, 5/15/2025		60,000	48,600
Regency Energy Partners LP, 5.0%, 10/1/2022		40,000	33,612
Reliance Industries Ltd., 144A, 4.125%, 1/28/2025		250,000	247,380
Rice Energy, Inc., 7.25%, 5/1/2023		15,000	11,513
Rosneft Finance SA, 144A, 6.625%, 3/20/2017		200,000	205,258
Rowan Companies, Inc., 5.85%, 1/15/2044		150,000	78,922
RSP Permian, Inc.:
6.625%, 10/1/2022		75,000	66,750
144A, 6.625%, 10/1/2022		15,000	13,350
Sunoco Logistics Partners Operations LP, 5.3%, 4/1/2044		260,000	183,693
Sunoco LP:
144A, 5.5%, 8/1/2020		45,000	42,187
144A, 6.375%, 4/1/2023		40,000	36,900
Talos Production LLC, 144A, 9.75%, 2/15/2018		35,000	12,250
Tesoro Corp., 4.25%, 10/1/2017		35,000	35,700
Whiting Petroleum Corp.:
5.75%, 3/15/2021 (b)		60,000	37,650
6.25%, 4/1/2023 (b)		275,000	171,875
Williams Partners LP, 4.0%, 11/15/2021		520,000	392,944
WPX Energy, Inc., 8.25%, 8/1/2023		85,000	54,400
			3,136,960
Financials 12.8%
AerCap Ireland Capital Ltd., 3.75%, 5/15/2019		275,000	270,875
American Tower Corp., (REIT), 3.3%, 2/15/2021		75,000	75,303
ANZ New Zealand International Ltd., 144A, 2.75%, 2/3/2021 (c)		295,000	296,611
Apollo Investment Corp., 5.25%, 3/3/2025		350,000	345,841
Ares Capital Corp., 3.875%, 1/15/2020		590,000	601,005
Banco Continental SAECA, 144A, 8.875%, 10/15/2017		200,000	201,575
Banque Federative du Credit Mutuel SA, 144A, 2.75%, 10/15/2020		1,390,000	1,412,184
Barclays Bank PLC, 144A, 6.05%, 12/4/2017		1,390,000	1,482,153
BBVA Bancomer SA, 144A, 6.75%, 9/30/2022		300,000	322,950
Blackstone Holdings Finance Co., LLC, 144A, 5.0%, 6/15/2044		150,000	155,436
BPCE SA, 2.65%, 2/3/2021 (c)		395,000	396,051
Capital One NA, 2.95%, 7/23/2021		1,520,000	1,514,178
CBL & Associates LP:
(REIT), 4.6%, 10/15/2024		300,000	277,954
(REIT), 5.25%, 12/1/2023		440,000	431,832
Citigroup, Inc.:
0.849%**, 5/1/2017		850,000	846,347
4.05%, 7/30/2022		260,000	265,036
Corp. Financiera de Desarrollo SA, 144A, 4.75%, 2/8/2022		500,000	508,600
Crown Castle International Corp., 3.4%, 2/15/2021 (c)		190,000	191,096
E*TRADE Financial Corp., 4.625%, 9/15/2023		65,000	64,025
Everest Reinsurance Holdings, Inc., 4.868%, 6/1/2044		310,000	303,503
FS Investment Corp., 4.75%, 5/15/2022		440,000	433,940
GE Capital International Funding Co., 144A, 4.418%, 11/15/2035		1,200,000	1,231,834
Government Properties Income Trust, (REIT), 3.75%, 8/15/2019		330,000	337,367
Hospitality Properties Trust, (REIT), 5.0%, 8/15/2022		500,000	516,366
HSBC Holdings PLC, 6.375%, 12/29/2049 (b)		1,200,000	1,156,332
Intesa Sanpaolo SpA, 2.375%, 1/13/2017		1,200,000	1,204,592
Jefferies Group LLC, 5.125%, 4/13/2018		460,000	477,709
KKR Group Finance Co. III LLC, 144A, 5.125%, 6/1/2044		210,000	208,301
Legg Mason, Inc., 5.625%, 1/15/2044		300,000	289,017
Loews Corp., 4.125%, 5/15/2043		250,000	229,765
Macquarie Group Ltd., 144A, 6.0%, 1/14/2020		1,150,000	1,273,694
Manulife Financial Corp., 4.9%, 9/17/2020		230,000	253,808
Massachusetts Mutual Life Insurance Co., 144A, 4.5%, 4/15/2065		60,000	56,315
Morgan Stanley, Series F, 5.625%, 9/23/2019		1,390,000	1,531,003
Nationwide Financial Services, Inc., 144A, 5.3%, 11/18/2044		260,000	269,202
Nordea Bank AB, 144A, 2.5%, 9/17/2020		1,200,000	1,206,982
Omega Healthcare Investors, Inc., (REIT), 4.95%, 4/1/2024		370,000	375,561
QBE Insurance Group Ltd., 144A, 2.4%, 5/1/2018		1,140,000	1,141,949
Realty Income Corp., (REIT), 2.0%, 1/31/2018		330,000	331,200
Royal Bank of Scotland Group PLC, 1.875%, 3/31/2017		1,390,000	1,381,731
Santander Holdings U.S.A., Inc., 4.5%, 7/17/2025		920,000	950,775
Scentre Group Trust 1, 144A, (REIT), 3.5%, 2/12/2025		460,000	453,138
Select Income REIT, (REIT), 4.15%, 2/1/2022		370,000	360,714
Societe Generale SA, 144A, 2.625%, 9/16/2020		1,200,000	1,212,578
Standard Chartered PLC, 144A, 3.05%, 1/15/2021 (b)		565,000	566,772
Swiss Re Treasury U.S. Corp., 144A, 4.25%, 12/6/2042		200,000	196,455
The Goldman Sachs Group, Inc., 1.061%**, 6/4/2017		590,000	588,396
Turkiye Garanti Bankasi AS, 144A, 4.75%, 10/17/2019		1,200,000	1,200,000
			29,398,051
Health Care 2.2%
AbbVie, Inc.:
3.6%, 5/14/2025		290,000	290,177
4.7%, 5/14/2045		340,000	333,583
Actavis Funding SCS, 4.75%, 3/15/2045		190,000	189,989
Actavis, Inc., 3.25%, 10/1/2022		440,000	438,646
Alere, Inc., 144A, 6.375%, 7/1/2023		60,000	56,700
Anthem, Inc., 3.3%, 1/15/2023		180,000	177,710
Celgene Corp., 3.875%, 8/15/2025		530,000	535,026
Concordia Healthcare Corp., 144A, 7.0%, 4/15/2023		30,000	26,100
Forest Laboratories LLC, 144A, 4.875%, 2/15/2021		500,000	544,489
Hologic, Inc., 144A, 5.25%, 7/15/2022		30,000	31,050
IMS Health, Inc., 144A, 6.0%, 11/1/2020		40,000	41,320
LifePoint Health, Inc., 5.875%, 12/1/2023		70,000	72,625
Mallinckrodt International Finance SA:
4.75%, 4/15/2023		740,000	641,950
144A, 4.875%, 4/15/2020		45,000	43,088
Stryker Corp., 3.375%, 11/1/2025		240,000	238,381
Tenet Healthcare Corp.:
144A, 4.012%**, 6/15/2020		55,000	54,038
6.25%, 11/1/2018		155,000	163,912
6.75%, 6/15/2023 (b)		115,000	106,375
UnitedHealth Group, Inc., 3.75%, 7/15/2025		230,000	239,356
Valeant Pharmaceuticals International, Inc.:
144A, 5.375%, 3/15/2020		105,000	99,028
144A, 5.875%, 5/15/2023		100,000	89,500
144A, 6.125%, 4/15/2025		285,000	256,144
144A, 7.5%, 7/15/2021		400,000	396,750
			5,065,937
Industrials 1.0%
Artesyn Embedded Technologies, Inc., 144A, 9.75%, 10/15/2020		50,000	43,500
Burlington Northern Santa Fe LLC, 4.7%, 9/1/2045		160,000	162,712
DigitalGlobe, Inc., 144A, 5.25%, 2/1/2021		25,000	21,875
EnerSys, 144A, 5.0%, 4/30/2023		15,000	14,775
FTI Consulting, Inc., 6.0%, 11/15/2022		35,000	36,225
Grupo KUO SAB De CV, 144A, 6.25%, 12/4/2022		700,000	639,625
Masonite International Corp., 144A, 5.625%, 3/15/2023		70,000	71,750
Meritor, Inc., 6.75%, 6/15/2021		35,000	30,625
Molex Electronic Technologies LLC, 144A, 3.9%, 4/15/2025		200,000	189,342
Oshkosh Corp., 5.375%, 3/1/2025		10,000	9,900
Ply Gem Industries, Inc., 6.5%, 2/1/2022		45,000	39,037
SBA Communications Corp., 5.625%, 10/1/2019		35,000	36,400
United Rentals North America, Inc.:
4.625%, 7/15/2023		45,000	43,650
6.125%, 6/15/2023 (b)		25,000	24,062
7.625%, 4/15/2022		765,000	786,994
USG Corp., 144A, 5.5%, 3/1/2025		5,000	5,069
XPO Logistics, Inc., 144A, 6.5%, 6/15/2022 (b)		70,000	62,650
			2,218,191
Information Technology 0.9%
Apple, Inc., 3.45%, 2/9/2045		170,000	141,841
Audatex North America, Inc., 144A, 6.0%, 6/15/2021		15,000	15,113
CDW LLC, 6.0%, 8/15/2022		115,000	120,894
EarthLink Holdings Corp., 7.375%, 6/1/2020		45,000	45,225
Fidelity National Information Services, Inc., 3.625%, 10/15/2020		400,000	407,400
Hewlett Packard Enterprise Co.:
144A, 3.6%, 10/15/2020 (b)		280,000	280,722
144A, 4.9%, 10/15/2025		400,000	380,724
Infor U.S., Inc., 144A, 6.5%, 5/15/2022		60,000	52,350
Informatica LLC, 144A, 7.125%, 7/15/2023		30,000	26,850
KLA-Tencor Corp., 4.65%, 11/1/2024		140,000	141,811
Micron Technology, Inc., 144A, 5.25%, 8/1/2023		85,000	68,850
Open Text Corp., 144A, 5.625%, 1/15/2023		70,000	69,650
Riverbed Technology, Inc., 144A, 8.875%, 3/1/2023		50,000	45,687
Seagate HDD Cayman, 144A, 5.75%, 12/1/2034		320,000	217,394
			2,014,511
Materials 1.7%
Cemex SAB de CV, 144A, 6.5%, 12/10/2019		400,000	377,500
Clearwater Paper Corp., 144A, 5.375%, 2/1/2025		60,000	57,750
Corp. Nacional del Cobre de Chile, 144A, 4.5%, 9/16/2025 (b)		200,000	191,570
Glencore Funding LLC, 144A, 4.625%, 4/29/2024 (b)		120,000	81,480
Gold Fields Orogen Holdings BVI Ltd., 144A, 4.875%, 10/7/2020		750,000	562,500
Hexion, Inc., 6.625%, 4/15/2020		130,000	100,750
Mexichem SAB de CV, 144A, 5.875%, 9/17/2044		1,000,000	812,500
Plastipak Holdings, Inc., 144A, 6.5%, 10/1/2021		50,000	47,875
Platform Specialty Products Corp., 144A, 6.5%, 2/1/2022 (b)		80,000	62,800
Reynolds Group Issuer, Inc., 5.75%, 10/15/2020		765,000	765,956
Rio Tinto Finance U.S.A. Ltd., 3.75%, 6/15/2025		270,000	242,215
Tronox Finance LLC, 144A, 7.5%, 3/15/2022		80,000	48,200
WR Grace & Co-Conn:
144A, 5.125%, 10/1/2021 (b)		30,000	30,150
144A, 5.625%, 10/1/2024		15,000	14,925
Yamana Gold, Inc., 4.95%, 7/15/2024		775,000	618,358
			4,014,529
Telecommunication Services 3.0%
America Movil SAB de CV, 7.125%, 12/9/2024	MXN	5,000,000	267,150
AT&T, Inc.:
3.4%, 5/15/2025		1,010,000	967,607
4.125%, 2/17/2026 (c)		255,000	254,832
4.35%, 6/15/2045		200,000	166,389
5.65%, 2/15/2047 (c)		200,000	199,532
Bharti Airtel International Netherlands BV, 144A, 5.125%, 3/11/2023		500,000	514,250
CommScope, Inc., 144A, 4.375%, 6/15/2020 (b)		35,000	35,613
CyrusOne LP, 6.375%, 11/15/2022		80,000	81,200
Digicel Group Ltd., 144A, 7.125%, 4/1/2022		550,000	410,025
Hughes Satellite Systems Corp., 7.625%, 6/15/2021		130,000	140,075
Intelsat Jackson Holdings SA, 5.5%, 8/1/2023		460,000	366,850
Millicom International Cellular SA, 144A, 6.0%, 3/15/2025		200,000	169,980
Plantronics, Inc., 144A, 5.5%, 5/31/2023		30,000	30,225
Sprint Communications, Inc.:
6.0%, 11/15/2022 (b)		60,000	40,350
144A, 7.0%, 3/1/2020 (b)		500,000	480,000
Sprint Corp., 7.125%, 6/15/2024		675,000	455,625
T-Mobile U.S.A., Inc., 6.375%, 3/1/2025		143,000	143,357
UPCB Finance IV Ltd., 144A, 5.375%, 1/15/2025		290,000	278,400
UPCB Finance V Ltd., 144A, 7.25%, 11/15/2021		283,500	300,510
Verizon Communications, Inc.:
3.5%, 11/1/2024 (b)		370,000	366,894
4.672%, 3/15/2055		400,000	336,326
Wind Acquisition Finance SA, 144A, 6.5%, 4/30/2020		35,000	36,050
Windstream Services LLC, 7.75%, 10/15/2020 (b)		835,000	690,962
Zayo Group LLC:
6.0%, 4/1/2023		70,000	68,425
6.375%, 5/15/2025		70,000	67,900
			6,868,527
Utilities 0.3%
Empresa Electrica Angamos SA, 144A, 4.875%, 5/25/2029		200,000	173,147
NGL Energy Partners LP, 5.125%, 7/15/2019 (b)		60,000	43,800
NRG Energy, Inc., 6.25%, 5/1/2024 (b)		610,000	486,475
Talen Energy Supply LLC, 144A, 4.625%, 7/15/2019		30,000	22,950
			726,372
Total Corporate Bonds (Cost $66,343,729)			63,174,064

Mortgage-Backed Securities Pass-Throughs 21.4%
Federal Home Loan Mortgage Corp.:
3.5%, with various maturities from 5/1/2043 until 7/1/2045 (c)		5,446,597	5,713,234
5.5%, 6/1/2035		2,851,489	3,186,431
Federal National Mortgage Association:
3.5%, 7/1/2043 (c)		8,000,000	8,378,282
4.0%, with various maturities from 9/1/2040 until 11/1/2045 (c)		26,684,962	28,540,871
5.5%, with various maturities from 12/1/2032 until 8/1/2037		2,831,183	3,191,962
6.5%, with various maturities from 9/1/2016 until 6/1/2017		43,779	44,545
Total Mortgage-Backed Securities Pass-Throughs (Cost $48,247,899)			49,055,325

Asset-Backed 2.3%
Automobile Receivables 1.3%
Avis Budget Rental Car Funding AESOP LLC, "C", Series 2015-1A, 144A, 3.96%, 7/20/2021		1,200,000	1,229,912
Skopos Auto Receivables Trust, "A", Series 2015-1A, 144A, 3.1%, 12/15/2023		1,744,877	1,738,576
			2,968,488
Miscellaneous 1.0%
ARES CLO Ltd., "D", Series 2012-3A, 144A, 4.965%**, 1/17/2024		500,000	464,042
Hilton Grand Vacations Trust, "B", Series 2014-AA, 144A, 2.07%, 11/25/2026		652,116	641,329
JPMorgan Mortgage Acquisition Trust, "A3", Series 2007-CH5, 0.532%**, 5/25/2037		720,378	710,858
Voya CLO Ltd., "C", Series 2015-1A, 144A, 3.715%**, 4/18/2027		500,000	423,060
			2,239,289
Total Asset-Backed (Cost $5,259,819)			5,207,777

Commercial Mortgage-Backed Securities 4.8%
Banc of America Commercial Mortgage Trust, "AM", Series 2006-3, 6.044%**, 7/10/2044		175,000	176,378
CGBAM Commercial Mortgage Trust, "A", Series 2015-SMRT, 144A, 2.808%, 4/10/2028		1,000,000	1,017,751
Commercial Mortgage Trust, "A3", Series 2013-CR12, 3.765%, 10/10/2046		200,000	211,544
FHLMC Multifamily Structured Pass-Through Certificates, "X1", Series K043, Interest Only, 0.677%***, 12/25/2024		7,981,993	325,135
JPMBB Commercial Mortgage Securities Trust, "A3", Series 2014-C19, 3.669%, 4/15/2047		150,000	157,251
JPMorgan Chase Commercial Mortgage Securities Corp., "A4", Series 2007-C1, 5.716%, 2/15/2051		1,295,307	1,356,931
LB-UBS Commercial Mortgage Trust, "A4", Series 2007-C6, 5.858%**, 7/15/2040		2,246,680	2,315,276
Merrill Lynch Mortgage Trust, "ASB", Series 2007-C1, 6.032%**, 6/12/2050		535,205	542,840
Wells Fargo Commercial Mortgage Trust, "A4", Series 2015-C27, 3.19%, 2/15/2048		1,110,000	1,111,222
WFRBS Commercial Mortgage Trust:
"A5", Series 2013-C14, 3.337%, 6/15/2046		2,000,000	2,058,441
"A5", Series 2014-C23, 3.917%, 10/15/2057		1,500,000	1,589,549
Total Commercial Mortgage-Backed Securities (Cost $10,998,911)			10,862,318

Collateralized Mortgage Obligations 11.0%
Credit Suisse First Boston Mortgage Securities Corp., "10A3", Series 2005-10, 6.0%, 11/25/2035		287,941	186,307
Fannie Mae Connecticut Avenue Securities, "1M2", Series 2015-C01, 4.722%**, 2/25/2025		2,000,000	1,893,931
Federal Home Loan Mortgage Corp.:
"KO", Series 4180, Principal Only, Zero Coupon, 1/15/2043		754,767	529,279
"IK", Series 4048, Interest Only, 3.0%, 5/15/2027		1,685,564	174,370
"PI", Series 3940, Interest Only, 4.0%, 2/15/2041		1,839,015	267,303
"UA", Series 4298, 4.0%, 2/15/2054		818,282	834,563
"DZ", Series 4253, 4.75%, 9/15/2043		2,207,089	2,604,913
"MS", Series 3055, Interest Only, 6.175%***, 10/15/2035		1,963,228	385,920
"SP", Series 4047, Interest Only, 6.225%***, 12/15/2037		1,317,808	177,278
"SG", Series 3859, Interest Only, 6.275%***, 11/15/2039		2,256,606	194,724
"JS", Series 3572, Interest Only, 6.375%***, 9/15/2039		914,179	138,304
Federal National Mortgage Association:
"KM", Series 2012-146, 3.0%, 1/25/2043		1,775,000	1,725,471
"4", Series 406, Interest Only, 4.0%, 9/25/2040		966,091	171,916
"KZ", Series 2010-134, 4.5%, 12/25/2040		776,507	831,602
"SI", Series 2007-23, Interest Only, 6.344%***, 3/25/2037		409,740	73,341
"YI", Series 2008-36, Interest Only, 6.774%***, 7/25/2036		2,919,712	594,523
Freddie Mac Structured Agency Credit Risk Debt Notes:
"M3", Series 2014-DN2, 4.022%**, 4/25/2024		2,000,000	1,794,060
"M3", Series 2014-DN4, 4.972%**, 10/25/2024		960,000	923,951
Government National Mortgage Association:
"AO", Series 2013-10, Principal Only, Zero Coupon, 1/20/2043		1,491,018	987,066
"BL", Series 2013-19, 2.5%, 2/20/2043		1,120,820	1,061,615
"HX", Series 2012-91, 3.0%, 9/20/2040		2,055,935	2,121,551
"DI", Series 2014-102, Interest Only, 3.5%, 7/16/2029		7,142,263	658,710
"HZ", Series 2012-56, 3.5%, 6/20/2040		988,125	1,050,864
"GC", Series 2010-101, 4.0%, 8/20/2040		1,000,000	1,105,779
"ME", Series 2014-4, 4.0%, 1/16/2044		1,000,000	1,104,178
"PI", Series 2015-40, Interest Only, 4.0%, 4/20/2044		995,557	113,798
"AI", Series 2011-94, Interest Only, 4.5%, 1/20/2039		1,939,139	85,853
"BP", Series 2011-35, 4.5%, 3/16/2041		771,202	903,302
"DI", Series 2011-40, Interest Only, 4.5%, 12/20/2040		1,462,427	52,697
"EI", Series 2011-162, Interest Only, 4.5%, 5/20/2040		1,465,014	85,505
"IP", Series 2014-115, Interest Only, 4.5%, 2/20/2044		758,815	115,262
"PI", Series 2014-108, Interest Only, 4.5%, 12/20/2039		992,346	148,784
"PZ", Series 2010-106, 4.75%, 8/20/2040		901,657	1,003,406
"IN", Series 2009-69, Interest Only, 5.5%, 8/20/2039		356,554	60,770
"IV", Series 2009-69, Interest Only, 5.5%, 8/20/2039		1,168,492	215,202
"IJ", Series 2009-75, Interest Only, 6.0%, 8/16/2039		305,202	50,516
"AI", Series 2007-38, Interest Only, 6.035%***, 6/16/2037		308,207	49,714
"SB", Series 2014-81, 14.69%**, 6/20/2044		477,087	659,624
Total Collateralized Mortgage Obligations (Cost $25,861,754)			25,135,952

Government & Agency Obligations 25.0%
Other Government Related (d) 0.1%
Sberbank of Russia, Series 7, REG S, 5.717%, 6/16/2021		200,000	200,532
Vnesheconombank, 144A, 6.902%, 7/9/2020		150,000	149,505
			350,037
Sovereign Bonds 3.9%
Dominican Republic, 144A, 5.5%, 1/27/2025		300,000	282,000
Government of Indonesia, Series FR56, 8.375%, 9/15/2026	IDR	2,680,000,000	195,298
Government of Malaysia, 144A, 3.043%, 4/22/2025 (b)		1,000,000	979,180
Government of Romania, 144A, 2.75%, 10/29/2025	EUR	1,500,000	1,657,612
KazAgro National Management Holding JSC, 144A, 4.625%, 5/24/2023		250,000	202,500
Perusahaan Penerbit SBSN, 144A, 4.325%, 5/28/2025		200,000	194,522
Republic of Angola, 144A, 9.5%, 11/12/2025		600,000	501,120
Republic of Costa Rica, 144A, 7.158%, 3/12/2045		200,000	168,000
Republic of El Salvador:
144A, 6.375%, 1/18/2027		100,000	79,500
144A, 7.65%, 6/15/2035		200,000	157,500
Republic of Hungary:
4.0%, 3/25/2019		200,000	207,900
Series 19/A, 6.5%, 6/24/2019	HUF	23,200,000	92,842
Republic of Namibia, 144A, 5.25%, 10/29/2025		500,000	462,500
Republic of Peru, 4.125%, 8/25/2027		500,000	493,750
Republic of Slovenia:
144A, 4.75%, 5/10/2018		200,000	211,498
144A, 5.5%, 10/26/2022		200,000	225,223
Republic of South Africa:
Series R204, 8.0%, 12/21/2018	ZAR	3,300,000	205,330
Series R186, 10.5%, 12/21/2026	ZAR	23,500,000	1,608,508
Republic of Sri Lanka:
144A, 5.125%, 4/11/2019		200,000	190,226
144A, 6.85%, 11/3/2025		280,000	254,772
Republic of Turkey, 5.625%, 3/30/2021		250,000	265,975
Republic of Uruguay, 5.1%, 6/18/2050		40,000	34,600
United Mexican States, 4.6%, 1/23/2046		200,000	177,500
			8,847,856
U.S. Government Sponsored Agency 1.2%
Federal National Mortgage Association, 3.0%, 11/15/2027		2,750,000	2,750,179
U.S. Treasury Obligations 19.8%
U.S. Treasury Bills:
0.215%****, 2/11/2016 (e)		1,880,000	1,879,891
0.42%****, 6/2/2016 (e)		450,000	449,493
U.S. Treasury Bonds:
2.5%, 2/15/2045		232,000	219,548
2.875%, 8/15/2045		60,000	61,322
3.0%, 5/15/2045		5,000	5,240
3.125%, 8/15/2044 (f) (g)		491,000	528,247
U.S. Treasury Inflation-Indexed Note, 0.375%, 7/15/2025		4,924,330	4,866,173
U.S. Treasury Notes:
1.0%, 8/31/2016 (f) (g)		17,923,000	17,968,686
1.0%, 9/30/2016		3,000,000	3,008,556
1.25%, 1/31/2020		65,000	65,104
1.625%, 7/31/2019		498,000	506,871
1.625%, 12/31/2019		798,000	811,185
1.75%, 12/31/2020		270,000	275,326
2.0%, 8/15/2025		380,000	382,375
2.25%, 11/15/2024		3,647,000	3,756,268
2.25%, 11/15/2025		3,020,000	3,106,236
2.5%, 5/15/2024		7,047,000	7,412,839
			45,303,360
Total Government & Agency Obligations (Cost $57,683,736)			57,251,432

Municipal Bonds and Notes 0.8%
Kentucky, Asset/Liability Commission, General Fund Revenue, 3.165%, 4/1/2018 (Cost $1,735,789)		1,735,789	1,767,953

	Shares	Value ($)

Securities Lending Collateral 2.8%
Daily Assets Fund "Capital Shares", 0.40% (h) (i) (Cost $6,500,905)	6,500,905	6,500,905

Cash Equivalents 18.3%
Central Cash Management Fund, 0.32% (h)	36,779,214	36,779,214
Deutsche Variable NAV Money Fund "Capital Shares", 0.50% (h)	503,094	5,030,937
Total Cash Equivalents (Cost $41,810,654)		41,810,151

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $264,443,196)†	114.0	260,765,877
Other Assets and Liabilities, Net (b)	(14.0)	(31,929,669)
Net Assets	100.0	228,836,208

* Non-income producing security.

** Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their current rate as of January 31, 2016.

*** These securities are shown at their current rate as of January 31, 2016.

**** Annualized yield at time of purchase; not a coupon rate.

† The cost for federal income tax purposes was $264,775,550. At January 31, 2016, net unrealized depreciation for all securities based on tax cost was $4,009,673. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $2,842,806 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $6,852,479.

(a) Principal amount stated in U.S. dollars unless otherwise noted.

(b) All or a portion of these securities were on loan amounting to $5,988,825. In addition, "Other Assets and Liabilities, Net" include pending sales, amounting $270,331, that are also on loan. The value of all securities loaned at January 31, 2016 amounted to $6,259,156, which is 2.7% of net assets.

(c) When-issued or delayed delivery security included.

(d) Government-backed debt issued by financial companies or government sponsored enterprises.

(e) At January 31, 2016, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(f) At January 31, 2016, this security has been pledged, in whole or in part, as collateral for open over-the-counter derivatives.

(g) At January 31, 2016, this security has been pledged, in whole or in part, to cover initial margin requirements for open centrally cleared swap contracts.

(h) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(i) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

CLO: Collateralized Loan Obligation

Interest Only: Interest Only (IO) bonds represent the "interest only" portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

PIK: Denotes that all or a portion of the income is paid in-kind in the form of additional principal.

Principal Only: Principal Only (PO) bonds represent the "principal only" portion of payments on a pool of underlying mortgages or mortgage-backed securities.

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

REIT: Real Estate Investment Trust

SBSN: Surat Berharga Syariah Negara (Islamic Based Government Securities)

Included in the portfolio are investments in mortgage- or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal Home Loan Mortgage Corp. and Federal National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in this investment portfolio.

At January 31, 2016, open futures contracts purchased were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation ($)
10 Year U.S. Treasury Note	USD	3/21/2016	239	30,969,172	742,621

At January 31, 2016, open futures contracts sold were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Depreciation ($)
Ultra Long U.S. Treasury Bond	USD	3/21/2016	29	4,819,438	(246,558)

At January 31, 2016, open written options contracts were as follows:

Options on Interest Rate Swap Contracts
	Swap Effective/ Expiration Date	Contract Amount	Option Expiration Date	Premiums Received ($)	Value ($) (j)
Call Options Receive Fixed — 4.48% – Pay Floating — 3-Month LIBOR	5/9/2016 5/11/2026	5,900,000[1]	5/5/2016	66,227	0
Receive Fixed — 5.132% – Pay Floating — 3-Month LIBOR	3/17/2016 3/17/2026	5,900,000[1]	3/15/2016	42,628	(1)
Receive Fixed — 5.132% – Pay Floating — 3-Month LIBOR	3/17/2016 3/17/2026	5,900,000[2]	3/15/2016	69,620	(1)
Total Call Options				178,475	(2)
Put Options Pay Fixed — 1.132% – Receive Floating — 3-Month LIBOR	3/17/2016 3/17/2026	5,900,000[1]	3/15/2016	42,627	(830)
Pay Fixed — 1.132% – Receive Floating — 3-Month LIBOR	3/17/2016 3/17/2026	5,900,000[2]	3/15/2016	15,045	(830)
Pay Fixed — 2.0% – Receive Floating — 3-Month LIBOR	8/15/2016 8/15/2046	6,900,000[1]	8/11/2016	132,480	(162,866)
Pay Fixed — 2.22% – Receive Floating — 3-Month LIBOR	7/13/2016 7/13/2046	6,900,000[3]	7/11/2016	129,720	(250,469)
Pay Fixed — 2.48% – Receive Floating — 3-Month LIBOR	5/9/2016 5/11/2026	5,900,000[1]	5/5/2016	66,228	(345,113)
Total Put Options				386,100	(760,108)
Total				564,575	(760,110)

(j) Unrealized depreciation on written options on interest rate swap contracts at January 31, 2016 was $195,535.

At January 31, 2016, open credit default swap contracts purchased were as follows:

Centrally Cleared Swaps
Expiration Date	Notional Amount ($)	Fixed Cash Flows Paid	Underlying Reference Obligation/ Quality Rating	Value ($)	Unrealized Appreciation ($)
6/20/2020	6,534,000	5.0%	Markit CDX North America High Yield Index	(204,311)	22,084

Bilateral Swaps
Expiration Date	Notional Amount	Currency	Fixed Cash Flows Paid	Underlying Debt/ Reference Obligation/ Quality Rating (k)	Value ($)	Upfront Payments Paid (Received) ($)	Unrealized Appreciation/ (Depreciation) ($)
12/20/2020	1,200,000[4]	EUR	1.0%	Commerzbank AG, 3.875%, 3/22/2017, BBB	10,033	(4,299)	14,332
12/20/2020	1,200,000[5]	EUR	1.0%	UniCredit SpA, 0.808%, 4/10/2017, BBB–	45,489	21,126	24,363
12/20/2020	1,200,000[6]	EUR	1.0%	Santander International Debt SAU, 4.0%, 3/27/2017, A–	31,342	27,052	4,290
12/20/2020	1,200,000[5]	EUR	1.0%	Standard Chartered Bank, 0.616%, 9/4/2017, A+	33,631	27,641	5,990
12/20/2020	3,250,000[5]	EUR	1.0%	Markit Itraxx Europe Senior Financial Index	(16,887)	(38,087)	21,200
12/20/2020	3,850,000[7]	EUR	1.0%	Markit Itraxx Europe Senior Financial Index	(20,003)	(44,618)	24,615
12/20/2020	1,960,000[5]	USD	1.0%	Markit CDX Emerging Markets Index	222,918	226,092	(3,174)
Total net unrealized appreciation							91,616

At January 31, 2016, open credit default swap contracts sold were as follows:

Bilateral Swaps
Expiration Date	Notional Amount ($) (l)	Fixed Cash Flows Received	Underlying Debt Obligation/ Quality Rating (k)	Value ($)	Upfront Payments Paid ($)	Unrealized Appreciation ($)
6/20/2020	70,000[6]	5.0%	CCO Holdings LLC, 7.375%, 6/1/2020, BB–	10,231	5,898	4,333

(k) The quality ratings represent the higher of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings and are unaudited.

(l) The maximum potential amount of future undiscounted payments that the Fund could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of buy protection credit default swap contracts entered into by the Fund for the same referenced debt obligation, if any.

At January 31, 2016, open interest rate swap contracts were as follows:

Centrally Cleared Swaps
Effective/ Expiration Dates	Notional Amount ($)	Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
2/3/2015 2/3/2045	5,300,000	Fixed — 3.035%	Floating — 3-Month LIBOR	(971,917)	(908,630)
12/4/2015 12/4/2045	4,800,000	Fixed — 2.615%	Floating — 3-Month LIBOR	(380,097)	(275,937)
12/16/2015 9/18/2017	3,900,000	Fixed — 1.557%	Floating — 3-Month LIBOR	(54,537)	(57,400)
12/16/2015 9/16/2025	19,300,000	Fixed — 2.64%	Floating — 3-Month LIBOR	(1,562,358)	(1,459,862)
9/30/2015 9/30/2045	4,800,000	Fixed — 2.88%	Floating — 3-Month LIBOR	(696,153)	(595,723)
1/28/2015 1/28/2045	5,900,000	Fixed — 3.088%	Floating — 3-Month LIBOR	(1,068,849)	(1,015,155)
12/16/2015 9/16/2020	20,000,000	Floating — 3-Month LIBOR	Fixed — 2.214%	930,429	939,057
12/16/2015 9/17/2035	15,800,000	Floating — 3-Month LIBOR	Fixed — 2.938%	2,047,178	1,703,668
12/16/2015 9/18/2045	15,800,000	Floating — 3-Month LIBOR	Fixed — 2.998%	2,619,402	2,088,955
9/16/2015 9/16/2045	6,241,000	Floating — 3-Month LIBOR	Fixed — 3.0%	1,084,398	577,810
Total net unrealized appreciation					996,783

Counterparties:

1 Nomura International PLC

2 BNP Paribas

3 Citigroup, Inc.

4 Credit Suisse

5 JPMorgan Chase Securities, Inc.

6 Barclays Bank PLC

7 Goldman Sachs & Co.

LIBOR: London Interbank Offered Rate; 3-Month LIBOR rate at January 31, 2016 is 0.61%.

As of January 31, 2016, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
CNY	14,400,000	USD	2,186,872	2/25/2016	10,692	Australia & New Zealand Banking Group Ltd.
USD	2,143,303	MXN	39,600,000	3/22/2016	32,696	BNP Paribas
EUR	1,530,000	USD	1,673,889	4/19/2016	12,947	BNP Paribas
Total unrealized appreciation					56,335

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
USD	2,241,943	CNY	14,400,000	2/25/2016	(65,763)	Australia & New Zealand Banking Group Ltd.
TRY	2,300,000	USD	740,145	3/22/2016	(27,161)	Nomura International PLC
MXN	5,085,800	USD	276,756	5/3/2016	(1,892)	BNP Paribas
ZAR	22,840,000	USD	1,386,099	5/3/2016	(26,782)	Citigroup, Inc.
Total unrealized depreciation					(121,598)

Currency Abbreviations
CNY Chinese Yuan EUR Euro HUF Hungarian Forint IDR Indonesian Rupiah MXN Mexican Peso TRY Turkish Lira USD United States Dollar ZAR South African Rand

For information on the Fund's policy and additional disclosures regarding futures contracts, credit default swap contracts, interest rate swap contracts, forward foreign currency exchange contracts and written options contracts, please refer to Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of January 31, 2016 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Fixed Income Investments (m)
Corporate Bonds	$ —	$ 62,982,968	$ 191,096	$ 63,174,064
Mortgage-Backed Securities Pass-Throughs	—	49,055,325	—	49,055,325
Asset-Backed	—	5,207,777	—	5,207,777
Commercial Mortgage-Backed Securities	—	10,862,318	—	10,862,318
Collateralized Mortgage Obligations	—	25,135,952	—	25,135,952
Government & Agency Obligations	—	57,251,432	—	57,251,432
Municipal Bonds and Notes	—	1,767,953	—	1,767,953
Short-Term Investments (m)	48,311,056	—	—	48,311,056
Derivatives (n)
Futures Contracts	742,621	—	—	742,621
Credit Default Swap Contracts	—	121,207	—	121,207
Interest Rate Swap Contracts	—	5,309,490	—	5,309,490
Forward Foreign Currency Exchange Contracts	—	56,335	—	56,335
Total	$ 49,053,677	$ 217,750,757	$ 191,096	$ 266,995,530
Liabilities	Level 1	Level 2	Level 3	Total

Derivatives (n)
Futures Contracts	$ (246,558)	$ —	$ —	$ (246,558)
Written Options	—	(760,110)	—	(760,110)
Credit Default Swap Contracts	—	(3,174)	—	(3,174)
Interest Rate Swap Contracts	—	(4,312,707)	—	(4,312,707)
Forward Foreign Currency Exchange Contracts	—	(121,598)	—	(121,598)
Total	$ (246,558)	$ (5,197,589)	$ —	$ (5,444,147)

During the year ended January 31, 2016, the amount of transfers between Level 3 and Level 2 was $1,199,599. The investment was transferred from Level 3 to Level 2 as a result of the availability of a pricing source supported by observable inputs.

(m) See Investment Portfolio for additional detailed categorizations.

(n) Derivatives include unrealized appreciation (depreciation) on open futures contracts, credit default swap contracts, interest rate swap contracts, forward foreign currency exchange contracts, and written options, at value.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of January 31, 2016
Assets
Investments: Investments in non-affiliated securities, at value (cost $216,131,637) — including $5,988,825 of securities loaned	$ 212,454,821
Investment in Daily Assets Fund (cost $6,500,905)*	6,500,905
Investment in affiliated Deutsche Funds (cost $41,810,654)	41,810,151
Total investments in securities, at value (cost $264,443,196)	260,765,877
Foreign currency, at value (cost $520,146)	507,058
Receivable for investments sold	7,792,280
Receivable for Fund shares sold	377,690
Interest receivable	1,450,394
Receivable for variation margin on futures contracts	103,515
Receivable for variation margin on centrally cleared swaps	331,531
Receivable for pending swap contacts	5,078
Unrealized appreciation on bilateral swap contracts	99,123
Unrealized appreciation on forward foreign currency exchange contracts	56,335
Upfront payments paid on bilateral swap contracts	307,809
Foreign taxes recoverable	5,029
Other assets	34,665
Total assets	271,836,384
Liabilities
Cash overdraft	101,249
Payable upon return of securities loaned	6,500,905
Payable for investments purchased — when–issued securities	35,045,921
Payable for Fund shares redeemed	56,833
Options written, at value (premiums received $564,575)	760,110
Unrealized depreciation on bilateral swap contracts	3,174
Unrealized depreciation on forward foreign currency exchange contracts	121,598
Upfront payments received on bilateral swap contracts	87,004
Accrued management fee	38,511
Accrued Trustees' fees	2,865
Other accrued expenses and payables	282,006
Total liabilities	43,000,176
Net assets, at value	$ 228,836,208

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of January 31, 2016 (continued)
Net Assets Consist of
Undistributed net investment income	1,664,994
Net unrealized appreciation (depreciation) on: Investments	(3,677,319)
Swap contracts	1,114,816
Futures	496,063
Foreign currency	(78,551)
Written options	(195,535)
Accumulated net realized gain (loss)	(122,437,542)
Paid-in capital	351,949,282
Net assets, at value	$ 228,836,208
Net Asset Value
Class A Net Asset Value and redemption price per share ($55,710,726 ÷ 5,302,672 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 10.51
Maximum offering price per share (100 ÷ 95.50 of $10.51)	$ 11.01

Class B

Net Asset Value offering and redemption price (subject to contingent deferred sales charges) per share ($579 ÷ 55 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 10.53

Class C

Net Asset Value offering and redemption price (subject to contingent deferred sales charges) per share ($2,539,975 ÷ 241,646 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 10.51
Class S Net Asset Value offering and redemption price per share ($132,430,161 ÷ 12,605,052 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 10.51
Institutional Class Net Asset Value offering and redemption price per share ($38,154,767 ÷ 3,647,406 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 10.46

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the year ended January 31, 2016
Investment Income
Income: Interest (net of foreign taxes withheld of $1,966)	$ 8,533,643
Dividends	1,027
Income distributions from affiliated Funds	40,057
Securities lending income, including income from Daily Assets Fund, net of borrower rebates	28,715
Total income	8,603,442
Expenses: Management fee	1,095,478
Administration fee	235,587
Services to shareholders	322,851
Distribution and service fees	168,418
Custodian fee	62,051
Professional fees	117,018
Reports to shareholders	51,860
Registration fees	66,050
Trustees' fees and expenses	11,396
Other	27,092
Total expenses before expense reductions	2,157,801
Expense reductions	(491,797)
Total expenses after expense reductions	1,666,004
Net investment income	6,937,438
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(7,403,525)
Swap contracts	(2,277,991)
Futures	(2,372,440)
Written options	111,970
Foreign currency	3,648,349
(8,293,637)
Change in net unrealized appreciation (depreciation) on: Investments	(3,236,867)
Swap contracts	160,165
Futures	(464,789)
Written options	3,609,959
Foreign currency	(1,232,359)
(1,163,891)
Net gain (loss)	(9,457,528)
Net increase (decrease) in net assets resulting from operations	$ (2,520,090)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Years Ended January 31,
	2016	2015
Operations: Net investment income	$ 6,937,438	$ 8,174,656
Net realized gain (loss)	(8,293,637)	(1,654,674)
Change in net unrealized appreciation (depreciation)	(1,163,891)	4,759,686
Net increase (decrease) in net assets resulting from operations	(2,520,090)	11,279,668
Distributions to shareholders from: Net investment income: Class A	(1,703,931)	(1,935,401)
Class B	(763)	(2,645)
Class C	(63,140)	(74,027)
Class S	(4,338,273)	(4,948,976)
Institutional Class	(974,361)	(643,772)
Total distributions	(7,080,468)	(7,604,821)
Fund share transactions: Proceeds from shares sold	36,512,142	40,132,015
Reinvestment of distributions	6,145,562	6,532,086
Payments for shares redeemed	(50,673,310)	(43,878,251)
Net increase (decrease) in net assets from Fund share transactions	(8,015,606)	2,785,850
Increase (decrease) in net assets	(17,616,164)	6,460,697
Net assets at beginning of period	246,452,372	239,991,675
Net assets at end of period (including undistributed net investment income and accumulated distributions in excess of net investment income of $1,664,994 and $1,200,944, respectively)	$ 228,836,208	$ 246,452,372

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A	Years Ended January 31,
	2016	2015	2014	2013	2012
Selected Per Share Data
Net asset value, beginning of period	$ 10.93	$ 10.76	$ 11.19	$ 10.87	$ 10.50
Income (loss) from investment operations: Net investment income[a]	.30	.35	.29	.28	.35
Net realized and unrealized gain (loss)	(.42)	.14	(.43)	.36	.36
Total from investment operations	(.12)	.49	(.14)	.64	.71
Less distributions from: Net investment income	(.30)	(.32)	(.29)	(.32)	(.34)
Net asset value, end of period	$ 10.51	$ 10.93	$ 10.76	$ 11.19	$ 10.87
Total Return (%)[b,c]	(1.17)	4.67	(1.27)	6.00	6.91
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	56	64	69	84	89
Ratio of expenses before expense reductions (%)	1.10	1.08	1.06	1.04	1.05
Ratio of expenses after expense reductions (%)	.88	.89	.86	.92	.98
Ratio of net investment income (%)	2.78	3.16	2.68	2.52	3.22
Portfolio turnover rate (%)	270	317	343	354	379
[a] Based on average shares outstanding during the period. [b] Total return does not reflect the effect of any sales charges. [c] Total return would have been lower had certain expenses not been reduced.

Class B	Years Ended January 31,
	2016	2015	2014	2013	2012
Selected Per Share Data
Net asset value, beginning of period	$ 10.95	$ 10.77	$ 11.20	$ 10.88	$ 10.51
Income (loss) from investment operations: Net investment income[a]	.25	.28	.20	.20	.27
Net realized and unrealized gain (loss)	(.45)	.14	(.43)	.36	.36
Total from investment operations	(.20)	.42	(.23)	.56	.63
Less distributions from: Net investment income	(.22)	(.24)	(.20)	(.24)	(.26)
Net asset value, end of period	$ 10.53	$ 10.95	$ 10.77	$ 11.20	$ 10.88
Total Return (%)[b,c]	(1.81)	3.88	(2.01)	5.20	6.11
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.001	.09	.19	.47	1
Ratio of expenses before expense reductions (%)	2.39	2.14	2.04	1.96	1.95
Ratio of expenses after expense reductions (%)	1.63	1.64	1.61	1.68	1.73
Ratio of net investment income (%)	2.31	2.54	1.86	1.78	2.54
Portfolio turnover rate (%)	270	317	343	354	379
[a] Based on average shares outstanding during the period. [b] Total return does not reflect the effect of any sales charges. [c] Total return would have been lower had certain expenses not been reduced.

Class C	Years Ended January 31,
	2016	2015	2014	2013	2012
Selected Per Share Data
Net asset value, beginning of period	$ 10.94	$ 10.77	$ 11.19	$ 10.87	$ 10.50
Income (loss) from investment operations: Net investment income[a]	.22	.26	.21	.20	.27
Net realized and unrealized gain (loss)	(.43)	.15	(.43)	.36	.36
Total from investment operations	(.21)	.41	(.22)	.56	.63
Less distributions from: Net investment income	(.22)	(.24)	(.20)	(.24)	(.26)
Net asset value, end of period	$ 10.51	$ 10.94	$ 10.77	$ 11.19	$ 10.87
Total Return (%)[b,c]	(1.90)	3.79	(1.92)	5.20	6.11
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	3	4	5	6
Ratio of expenses before expense reductions (%)	1.90	1.88	1.87	1.85	1.85
Ratio of expenses after expense reductions (%)	1.63	1.64	1.61	1.68	1.73
Ratio of net investment income (%)	2.04	2.40	1.92	1.78	2.48
Portfolio turnover rate (%)	270	317	343	354	379
[a] Based on average shares outstanding during the period. [b] Total return does not reflect the effect of any sales charges. [c] Total return would have been lower had certain expenses not been reduced.

Class S	Years Ended January 31,
	2016	2015	2014	2013	2012
Selected Per Share Data
Net asset value, beginning of period	$ 10.93	$ 10.76	$ 11.19	$ 10.86	$ 10.49
Income (loss) from investment operations: Net investment income[a]	.32	.37	.32	.31	.37
Net realized and unrealized gain (loss)	(.41)	.15	(.44)	.37	.36
Total from investment operations	(.09)	.52	(.12)	.68	.73
Less distributions from: Net investment income	(.33)	(.35)	(.31)	(.35)	(.36)
Net asset value, end of period	$ 10.51	$ 10.93	$ 10.76	$ 11.19	$ 10.86
Total Return (%)[b]	(.92)	4.93	(1.02)	6.35	7.10
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	132	149	160	199	210
Ratio of expenses before expense reductions (%)	.85	.84	.83	.81	.79
Ratio of expenses after expense reductions (%)	.63	.64	.61	.67	.75
Ratio of net investment income (%)	3.03	3.41	2.93	2.77	3.45
Portfolio turnover rate (%)	270	317	343	354	379
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced.

Institutional Class	Years Ended January 31,
	2016	2015	2014	2013	2012
Selected Per Share Data
Net asset value, beginning of period	$ 10.89	$ 10.72	$ 11.15	$ 10.83	$ 10.46
Income (loss) from investment operations: Net investment income[a]	.32	.34	.32	.30	.37
Net realized and unrealized gain (loss)	(.42)	.17	(.44)	.37	.37
Total from investment operations	(.10)	.51	(.12)	.67	.74
Less distributions from: Net investment income	(.33)	(.34)	(.31)	(.35)	(.37)
Net asset value, end of period	$ 10.46	$ 10.89	$ 10.72	$ 11.15	$ 10.83
Total Return (%)	(.93)[b]	4.84[b]	(1.03)[b]	6.30[b]	7.23
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	38	30	7	11	12
Ratio of expenses before expense reductions (%)	.74	.74	.74	.71	.70
Ratio of expenses after expense reductions (%)	.63	.63	.61	.67	.70
Ratio of net investment income (%)	2.98	3.17	2.91	2.76	3.45
Portfolio turnover rate (%)	270	317	343	354	379
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

Deutsche Core Plus Income Fund (the "Fund") is a diversified series of Deutsche Portfolio Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class B shares automatically converted to Class A shares on February 10, 2016 and are no longer offered. Class B shares were not subject to an initial sales charge and were subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Debt securities are valued at prices supplied by independent pricing services approved by the Fund's Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Exchange-traded options are valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid or asked price are available. Exchange-traded options are generally categorized as Level 1. Over-the-counter written or purchased options are valued at prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer with which the option was traded. Over-the-counter written or purchased options are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of the Security Lending Agreement. The Fund retains benefits of owning the securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. During the period ended January 31, 2016, the Fund invested the cash collateral in Daily Assets Fund, an affiliated money market fund managed by Deutsche Investment Management Americas Inc. Deutsche Investment Management Americas Inc. receives a management/administration fee (0.09% annualized effective rate as of January 31, 2016) on the cash collateral invested in Daily Assets Fund. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of January 31, 2016, the Fund had securities on loan. The value of the related collateral exceeded the value of the securities loaned at period end.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment. Additionally, the Fund may be required to post securities and/or cash collateral in accordance with the terms of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated, a portion of which may be recoverable. Based upon current interpretation of tax rules and regulations. Estimated tax liabilities and recoveries on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At January 31, 2016, the Fund had net tax basis capital loss carryforwards of approximately $121,562,000, including $106,339,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until January 31, 2018, the expiration date, whichever occurs first; and $15,223,000 of post-enactment short term losses ($8,358,000) and long term losses ($6,865,000), which may be applied against realized net taxable capital capital gains indefinitely.

The Fund has reviewed the tax positions for the open tax years as of January 31, 2016 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund are declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to premium amortization on debt securities, investments in foreign denominated investments, forward currency contracts, futures contracts, swap contracts, recognition of certain foreign currency gains (losses) as ordinary income (loss), and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At January 31, 2016, the Fund's components of distributable earnings (accumulated losses) on a net tax basis were as follows:

Undistributed ordinary income*	$ 1,737,489
Capital loss carryforwards	$ (121,562,000)
Net unrealized appreciation (depreciation) on investments	$ (4,009,673)

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended January 31,
	2016	2015
Distributions from ordinary income*	$ 7,080,468	$ 7,604,821

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis, net of foreign withholding taxes. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments. All premiums and discounts are amortized/accreted for financial reporting purposes.

B. Derivative Instruments

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on the notional amount of the swap. A bilateral swap is a transaction between the fund and a counterparty where cash flows are exchanged between the two parties. A centrally cleared swap is a transaction executed between the fund and a counterparty, then cleared by a clearing member through a central clearinghouse. The central clearinghouse serves as the counterparty, with whom the fund exchanges cash flows.

The value of a swap is adjusted daily, and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Gains or losses are realized when the swap expires or is closed. Certain risks may arise when entering into swap transactions including counterparty default; liquidity; or unfavorable changes in interest rates or the value of the underlying reference security, commodity or index. In connection with bilateral swaps, securities and/or cash may be identified as collateral in accordance with the terms of the swap agreement to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the swap, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. Upon entering into a centrally cleared swap, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the notional amount of the swap. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the swap. In a cleared swap transaction, counterparty risk is minimized as the central clearinghouse acts as the counterparty.

An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations.

Credit Default Swaps. Credit default swaps are agreements between a buyer and a seller of protection against predefined credit events for the reference entity. The Fund may enter into credit default swaps to gain exposure to an underlying issuer's credit quality characteristics without directly investing in that issuer or to hedge against the risk of a credit event on debt securities. As a seller of a credit default swap, the Fund is required to pay the par (or other agreed-upon) value of the referenced entity to the counterparty with the occurrence of a credit event by a third party, such as a U.S. or foreign corporate issuer, on the reference entity, which would likely result in a loss to the Fund. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the swap provided that no credit event has occurred. If no credit event occurs, the Fund keeps the stream of payments with no payment obligations. The Fund may also buy credit default swaps, in which case the Fund functions as the counterparty referenced above. This involves the risk that the swap may expire worthless. It also involves counterparty risk that the seller may fail to satisfy its payment obligations to the Fund with the occurrence of a credit event. When the Fund sells a credit default swap, it will cover its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the reference entities for all outstanding credit default swaps sold by the Fund. For the year ended January 31, 2016, the Fund entered into credit default swap agreements to gain exposure to the underlying issuer's credit quality characteristics or to hedge the risk of default or other specified credit events on portfolio assets.

Under the terms of a credit default swap, the Fund receives or makes periodic payments based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss in the Statement of Operations. Payments received or made as a result of a credit event or termination of the swap are recognized, net of a proportional amount of the upfront payment, as realized gains or losses in the Statement of Operations.

A summary of the open credit default swap contracts as of January 31, 2016 is included in a table following the Fund's Investment Portfolio. For the year ended January 31, 2016, the investment in credit default swap contracts purchased had a total notional value generally indicative of a range from $0 to $20,394,000, and the investment in credit default swap contracts sold had a total notional value generally indicative of a range from $70,000 to $190,000.

Interest Rate Swaps. Interest rate swaps are agreements in which the Fund agrees to pay to the counterparty a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. The payment obligations are based on the notional amount of the swap. For the year ended January 31, 2016, the Fund entered into interest rate swap agreements to gain exposure to different parts of the yield curve while managing overall duration.

A summary of the open interest rate swap contracts as of January 31, 2016 is included in a table following the Fund's Investment Portfolio. For the year ended January 31, 2016, the investment in interest rate swap contracts had a total notional amount generally indicative of a range from $91,800,000 to $124,841,000.

Options. An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if exercised. For the year ended January 31, 2016, the Fund entered into options on interest rate swaps in order to hedge against potential adverse interest rate movements of portfolio assets.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price.

Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

There were no open purchased option contracts as of January 31, 2016. A summary of open written option contracts is included in the table following the Fund's Investment Portfolio. For the year ended January 31, 2016, the investment in written options contracts had a total value generally indicative of a range from approximately $749,000 to $4,571,000.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended January 31, 2016, the Fund invested in interest rate futures to gain exposure to different parts of the yield curve while managing overall duration. The Fund also entered into interest rate futures contracts for non-hedging purposes to seek to enhance potential gains.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts recognized in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of January 31, 2016 is included in a table following the Fund's Investment Portfolio. For the year ended January 31, 2016, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $6,565,000 to $33,492,000, and the investment in futures contracts sold had a total notional value generally indicative of a range from approximately $4,819,000 to $31,649,000.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the year ended January 31, 2016, the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities. The Fund also entered into forward currency contracts for non-hedging purposes to seek to enhance potential gains.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of January 31, 2016 is included in a table following the Fund's Investment Portfolio. For the year ended January 31, 2016, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from approximately $6,264,000 to $70,243,000, and the investment in forward currency contracts long vs. U.S. dollars had a total contract value generally indicative of a range from approximately $4,385,000 to $46,762,000. For the year ended January 31, 2016, the investment in forward currency contracts long vs. other foreign currencies sold had a total value generally indicative of a range from $0 to approximately $52,352,000.

The following tables summarize the value of the Fund's derivative instruments held as of January 31, 2016 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Asset Derivatives	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$ —	$ 5,309,490	$ 742,621	$ 6,052,111
Credit Contracts (b)	—	121,207	—	121,207
Foreign Exchange Contracts (c)	56,335	—	—	56,335
	$ 56,335	$ 5,430,697	$ 742,621	$ 6,229,653

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Includes cumulative appreciation of futures and centrally cleared swap contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

(b) Unrealized appreciation on bilateral swap contracts

(c) Unrealized appreciation on forward foreign currency exchange contracts

Liability Derivatives	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a) (b)	$ (760,110)	$ —	$ (4,312,707)	$ (246,558)	$ (5,319,375)
Credit Contracts (a)	—	—	(3,174)	—	(3,174)
Foreign Exchange Contracts (c)	—	(121,598)	—	—	(121,598)
	$ (760,110)	$ (121,598)	$ (4,315,881)	$ (246,558)	$ (5,444,147)

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Unrealized depreciation on bilateral swap contracts and written options, at value

(b) Includes cumulative depreciation of futures and centrally cleared swap contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

(c) Unrealized depreciation on forward foreign currency exchange contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended January 31, 2016 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Foreign Exchange Contracts (a)	$ —	$ 3,437,170	$ —	$ —	$ 3,437,170
Credit Contracts (b)	—	—	(237,822)	—	(237,822)
Interest Rate Contracts (b)	111,970	—	(2,040,169)	(2,372,440)	(4,300,639)
	$ 111,970	$ 3,437,170	$ (2,277,991)	$ (2,372,440)	$ (1,101,291)

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

(b) Net realized gain (loss) from written options, swap contracts and futures, respectively

Change in Net Unrealized Appreciation (Depreciation)	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Foreign Exchange Contracts (a)	$ —	$ (1,240,479)	$ —	$ —	$ (1,240,479)
Credit Contracts (b)	—	—	115,144	—	115,144
Interest Rate Contracts (b)	3,609,959	—	45,021	(464,789)	3,190,191
	$ 3,609,959	$ (1,240,479)	$ 160,165	$ (464,789)	$ 2,064,856

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Change in net unrealized appreciation (depreciation) of foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

(b) Change in net unrealized appreciation (depreciation) on written options, swap contracts and futures, respectively

As of January 31, 2016, the Fund has transactions subject to enforceable master netting agreements. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by counterparty, including any collateral exposure, is included in the following tables:

Counterparty	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Received (a)	Cash Collateral Received	Net Amount of Derivative Assets
Australia & New Zealand Banking Group Ltd.	$ 10,692	$ (10,692)	$ —	$ —	$ —
Barclays Bank PLC	8,623	—	—	—	8,623
BNP Paribas	45,643	(2,723)	—	—	42,920
Credit Suisse	14,332	—	—	—	14,332
Goldman Sachs & Co.	24,615	—	—	—	24,615
JPMorgan Chase Securities, Inc.	51,553	(3,174)	—	—	48,379
	$ 155,458	$ (16,589)	$ —	$ —	$ 138,869
Counterparty	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Pledged (a)	Cash Collateral Pledged	Net Amount of Derivative Liabilities
Australia & New Zealand Banking Group Ltd.	$ 65,763	$ (10,692)	$ —	$ —	$ 55,071
BNP Paribas	2,723	(2,723)	—	—	—
Citigroup, Inc.	277,251	—	(169,431)	—	107,820
JPMorgan Chase Securities, Inc.	3,174	(3,174)	—	—	—
Nomura International PLC	535,971	—	(354,915)	—	181,056
	$ 884,882	$ (16,589)	$ (524,346)	$ —	$ 343,947

(a) The actual collateral received and/or pledged may be more than the amounts shown.

C. Purchases and Sales of Securities

During the year ended January 31, 2016, purchases and sales of investment securities (excluding short-term investments and U.S. Treasury obligations) aggregated $639,059,732 and $653,613,383, respectively. Purchases and sales of U.S. Treasury obligations aggregated $12,114,438 and $8,877,561, respectively.

For the year ended January 31, 2016, transactions for written options on interest rate swap contracts were as follows:

	Contract Amount	Premiums
Outstanding, beginning of period	65,700,000	$ 765,120
Options written	13,800,000	262,200
Options closed	(4,800,000)	(104,160)
Options exercised	(10,100,000)	(156,080)
Options expired	(15,400,000)	(202,505)
Outstanding, end of period	49,200,000	$ 564,575

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank, AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets accrued daily and payable monthly, at the following annual rates:

First $250 million of the Fund's average daily net assets	.465%
Next $750 million of such net assets	.435%
Next $1.5 billion of such net assets	.415%
Next $2.5 billion of such net assets	.395%
Next $2.5 billion of such net assets	.365%
Next $2.5 billion of such net assets	.345%
Next $2.5 billion of such net assets	.325%
Over $12.5 billion of such net assets	.315%

Accordingly, for the year ended January 31, 2016, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.465% of the Fund's average daily net assets.

For the period from February 1, 2015 through April 30, 2016, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	.88%
Class B	1.63%
Class C	1.63%
Class S	.63%
Institutional Class	.63%

For the year ended January 31, 2016, fees waived and/or expenses reimbursed for each class are as follows:

Class A	$ 133,741
Class B	278
Class C	8,177
Class S	314,293
Institutional Class	35,308
$ 491,797

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended January 31, 2016, the Administration Fee was $235,587, of which $19,586 is unpaid.

Service Provider Fees. DeAWM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended January 31, 2016, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at January 31, 2016
Class A	$ 49,465	$ 6,895
Class B	216	26
Class C	2,708	330
Class S	145,813	23,770
Institutional Class	3,096	254
	$ 201,298	$ 31,275

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DeAWM Distributors, Inc. ("DDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended January 31, 2016, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at January 31, 2016
Class B	$ 275	$ 1
Class C	22,550	1,600
	$ 22,825	$ 1,601

In addition, DDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended January 31, 2016, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at January 31, 2016	Annual Rate
Class A	$ 138,335	$ 34,083.23%
Class B	88	1.24%
Class C	7,170	1,590.24%
	$ 145,593	$ 35,674

Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended January 31, 2016 aggregated $2,400.

In addition, DDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended January 31, 2016, the CDSC for Class B aggregated $23. A deferred sales charge of up to 0.85% is assessed on certain redemptions of Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended January 31, 2016, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $23,611, of which $10,220 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Central Cash Management Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Central Cash Management Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in Deutsche Variable NAV Money Fund.

Security Lending Fees. Deutsche Bank AG serves as lending agent for the Fund. For the year ended January 31, 2016, the Fund incurred lending agent fees to Deutsche Bank AG for the amount of $2,497.

E. Concentration of Ownership

From time to time, the Fund may have a concentration of several shareholder accounts, including affiliated Deutsche Funds, holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund. At January 31, 2016, Deutsche Multi-Asset Conservative Allocation Fund held approximately 10% of the outstanding shares of the Fund.

F. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at January 31, 2016.

G. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended January 31, 2016		Year Ended January 31, 2015
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	230,404	$ 2,463,109	311,378	$ 3,416,829
Class B	21	231	55	597
Class C	12,602	133,974	60,369	661,385
Class S	448,377	4,785,120	610,573	6,711,944
Institutional Class	2,760,799	29,129,708	2,680,102	29,341,260
		$ 36,512,142		$ 40,132,015
Shares issued to shareholders in reinvestment of distributions
Class A	140,899	$ 1,506,339	155,311	$ 1,699,500
Class B	46	494	174	1,906
Class C	5,389	57,697	6,128	67,088
Class S	337,386	3,606,671	376,472	4,119,820
Institutional Class	91,767	974,361	59,017	643,772
		$ 6,145,562		$ 6,532,086
Shares redeemed
Class A	(914,285)	$ (9,747,800)	(998,680)	$ (10,922,335)
Class B	(8,097)	(87,005)	(10,027)	(109,940)
Class C	(92,018)	(980,880)	(83,095)	(904,466)
Class S	(1,815,585)	(19,381,529)	(2,258,375)	(24,705,959)
Institutional Class	(1,950,970)	(20,476,096)	(664,163)	(7,235,551)
		$ (50,673,310)		$ (43,878,251)
Net increase (decrease)
Class A	(542,982)	$ (5,778,352)	(531,991)	$ (5,806,006)
Class B	(8,030)	(86,280)	(9,798)	(107,437)
Class C	(74,027)	(789,209)	(16,598)	(175,993)
Class S	(1,029,822)	(10,989,738)	(1,271,330)	(13,874,195)
Institutional Class	901,596	9,627,973	2,074,956	22,749,481
		$ (8,015,606)		$ 2,785,850

H. Transactions with Affiliates

The Deutsche Funds in which the Fund invests are considered to be affiliated investments. A summary of the Fund's transactions with affiliated Deutsche Funds during the year ended January 31, 2016 is as follows:

Affiliate	Value ($) at 1/31/2015	Purchases Cost ($)	Sales Proceeds ($)	Realized Gain/ (Loss) ($)	Income Distributions ($)	Value ($) at 1/31/2016
Deutsche Variable NAV Money Fund	5,017,589	13,851	—	—	14,908	5,030,937
Central Cash Management Fund	18,808,614	271,157,291	253,186,691	—	25,149	36,779,214
Total	23,826,203	271,171,142	253,186,691	—	40,057	41,810,151

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Deutsche Portfolio Trust and the Shareholders of Deutsche Core Plus Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Deutsche Core Plus Income Fund (the "Fund") at January 31, 2016, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2016 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

Boston, Massachusetts March 23, 2016	PricewaterhouseCoopers LLP

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (August 1, 2015 to January 31, 2016).

The tables illustrate your Fund's expenses in two ways:

— Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

— Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, B, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, B, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended January 31, 2016 (Unaudited)
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 8/1/15	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 1/31/16	$ 994.90	$ 991.10	$ 990.20	$ 996.10	$ 995.10
Expenses Paid per $1,000*	$ 4.42	$ 8.18	$ 8.18	$ 3.17	$ 3.17
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 8/1/15	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 1/31/16	$ 1,020.77	$ 1,016.99	$ 1,016.99	$ 1,022.03	$ 1,022.03
Expenses Paid per $1,000*	$ 4.48	$ 8.29	$ 8.29	$ 3.21	$ 3.21

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
Deutsche Core Plus Income Fund	.88%	1.63%	1.63%	.63%	.63%

For more information, please refer to the Fund's prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Tax Information (Unaudited)

A total of 6.04% of the dividends distributed during the fiscal year was derived from interest on U.S. government securities, which is generally exempt from state income tax.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees approved the renewal of Deutsche Core Plus Income Fund’s investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2015.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— In September 2015, all of the Fund’s Trustees were independent of DIMA and its affiliates.

— The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund’s shareholders. DIMA is part of Deutsche Bank AG’s ("Deutsche Bank") Asset and Wealth Management ("Deutsche AWM") division. Deutsche AWM is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. Deutsche Bank has advised the Independent Trustees that the U.S. asset management business continues to be a critical and integral part of Deutsche Bank, and that Deutsche Bank will continue to make significant investments in Deutsche AWM, including ongoing enhancements to Deutsche AWM’s investment platform. Deutsche Bank also has confirmed its commitment to maintaining strong legal and compliance groups within the Deutsche AWM division.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2014, the Fund’s performance (Class A shares) was in the 3rd quartile of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the three-year period and has underperformed its benchmark in the one- and five-year periods ended December 31, 2014.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper Inc. ("Lipper") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were higher than the median (3rd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2014). The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2014, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Lipper Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable Deutsche U.S. registered funds ("Deutsche Funds") and considered differences between the Fund and the comparable Deutsche Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors ("Deutsche Europe funds") managed by Deutsche AWM. The Board noted that DIMA indicated that Deutsche AWM manages an institutional account comparable to the Fund, but that Deutsche AWM does not manage any comparable Deutsche Europe funds. The Board took note of the differences in services provided to Deutsche Funds as compared to institutional accounts and that such differences made comparison difficult.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the Deutsche Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of the individual serving as DIMA’s and the Fund’s chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Kenneth C. Froewiss, Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Kenneth C. Froewiss (1945) Chairperson since 2013, and Board Member since 2001	Retired Clinical Professor of Finance, NYU Stern School of Business (1997–2014); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	106	—
William McClayton (1944) Vice Chairperson since 2013, and Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	106	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.[2] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	106	Portland General Electric[2] (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); former Directorships: Belo Corporation[2] (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston)	106	Director, Becton Dickinson and Company[2] (medical technology company)
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene's (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	106	—
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	106	—
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Chair, Independent Directors Council; Investment Company Institute (executive and nominating committees); formerly, Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Denver Zoo Foundation (December 2012–present); former Directorships: Prisma Energy International	106	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	106	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
Rebecca W. Rimel (1951) Board Member since 1995	President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	106	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	106	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996); former Directorships: The William and Flora Hewlett Foundation (charitable organization) (2000–2015); Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	106	—

Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Brian E. Binder[8] (1972) President and Chief Executive Officer, 2013–present	Managing Director[3] and Head of Fund Administration, Deutsche Asset Management (2013–present); formerly: Head of Business Management and Consulting at Invesco, Ltd. (2010–2012)
John Millette[7] (1962) Vice President and Secretary, 1999–present	Director,[3] Deutsche Asset Management; Chief Legal Officer and Secretary, Deutsche Investment Management Americas Inc. (since 2015); and Director and Vice President, DeAWM Trust Company (since 2016)
Melinda Morrow[6] (1970) Vice President, 2012–present	Director,[3] Deutsche Asset Management
Paul H. Schubert[6] (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present	Managing Director,[3] Deutsche Asset Management, and Chairman, Director and President, DeAWM Trust Company (since 2013); formerly, Director, DeAWM Trust Company (2004–2013)
Caroline Pearson[7] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] Deutsche Asset Management; Secretary, DeAWM Distributors, Inc.; and Secretary, DeAWM Service Company
Robert Kloby[6] (1962) Chief Compliance Officer, 2006–present	Managing Director,[3] Deutsche Asset Management
Wayne Salit[6] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[3] Deutsche Asset Management; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Hepsen Uzcan[6] (1974) Assistant Secretary, 2013–present	Director,[3] Deutsche Asset Management
Paul Antosca[7] (1957) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management
Jack Clark[7] (1967) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management
Diane Kenneally[7] (1966) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management

1 The length of time served represents the year in which the Board Member joined the board of one or more Deutsche funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more Deutsche funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

8 Address: 222 South Riverside Plaza, Chicago, IL 60606.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other Deutsche funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:

(800) 728-3337

Web Site

deutschefunds.com

View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

Written Correspondence	Deutsche Asset Management PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the fund's current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: DeAWM Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.

Deutsche Asset Management is the retail brand name in the U.S. for the asset management activities of Deutsche Bank AG and DIMA. Deutsche Asset Management is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	SZIAX	SZIBX	SZICX	SCSBX	SZIIX
CUSIP Number	25157W 107	25157W 206	25157W 305	25157W 404	25157W 503
Fund Number	463	663	763	2063	1463

Notes

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. Paul K. Freeman, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

deutsche core plus income Fund
form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended January 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2016	$93,832	$0	$0	$0
2015	$88,142	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended January 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2016	$0	$30,661	$0
2015	$0	$63,439	$0

The “Tax Fees Billed to the Advisor” were billed for services associated with foreign tax filings.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended January 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2016	$0	$30,661	$0	$30,661
2015	$0	$63,439	$0	$63,439

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2015 and 2016 financial statements, the Fund entered into an engagement letter with PwC. The terms of the 2016 engagement letter required by PwC, and agreed to by the Fund’s Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or the services provided there-under.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Independent Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche Core Plus Income Fund, a series of Deutsche Portfolio Trust

By:	/s/Brian E. Binder Brian E. Binder President

Date:	March 31, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	March 31, 2016

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	March 31, 2016